UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 16, 2007

American Media Operations, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-11112	59-2094424
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 American Media Way, Boca Raton, Florida	33464
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 997-7733

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 16, 2007, the Company entered into an Amendment and Waiver (the “Waiver”) under the Credit Agreement, dated as of January 30, 2006 (the “Credit Agreement”), by and among the Company, American Media, Inc., Deutsche Bank Securities Inc., as the Syndication Agent, Bear Stearns Corporate Lending Inc., General Electric Capital Corporation and Lehman Commercial Paper Inc., as Documentation Agents, and JPMorgan Chase Bank, N.A., as Administrative Agent. The Waiver provides, among other things, for extensions of the applicable deadlines for delivery of our financial statements for the following periods as follows: (i) for the fiscal quarter ended June 30, 2006 to May 15, 2007, (ii) for the fiscal quarter ended September 30, 2006 to the earlier of (A) the date that is 30 days following delivery of the financial statements for the fiscal quarter ended June 30, 2006 and (B) June 15, 2007, (iii) for the fiscal quarter ended December 31, 2006 to the earlier of (A) the date that is 30 days following delivery of the financial statements for the fiscal quarter ended September 30, 2006 and (B) July 15, 2007 (iv) for the fiscal year ended March 31, 2007 to August 31, 2007 and (v) for the fiscal quarter ending June 30, 2007 to the earlier of (A) the date that is 30 days following delivery of the financial statements for the fiscal year ended March 31, 2007 and (B) September 30, 2007. The Waiver also amended a provision under the Credit Agreement which restricts the giving of any consideration to or for the benefit of any holder of the Company’s 10¼% Series B Senior Subordinated Notes due 2009 or 8 7/8% Senior Subordinated Notes due 2011 for any amendment, modification or waiver relating to a financial reporting violation, among other things, to reduce the requirement that the Company maintain a minimum amount of liquidity such that the provision now requires that the Company’s cash and cash equivalents and unused availability under the Credit Agreement are at least $25 million. This summary description does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the definitive Waiver attached as an exhibit hereto.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description
10.1	Amendment and Waiver, dated as of April 16, 2007, among American Media, Inc., American Media Operations, Inc., the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDIA OPERATIONS, INC. (Registrant)

April 20, 2007	By:	/s/ Michael B. Kahane
	Name:	Michael B. Kahane
	Title:	Executive Vice President General Counsel & Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Amendment and Waiver, dated as of April 16, 2007, among American Media, Inc., American Media Operations, Inc., the lenders party thereto, and JPMorgan Chase Bank, N.A., as Administrative Agent.